Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, T. Paul Bulmahn, Chairman and Chief Executive Officer of ATP Oil & Gas Corporation (the “Company”), do hereby certify that the Quarterly Report on Form 10-Q (the “Report”) for the quarterly period ended September 30, 2006, filed with the Securities Exchange Commission on the date hereof:

1)	fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
2)	the information contained in the Report fairly represents, in all material respects, the financial condition and the results of operations of the Company.

Date: November 7, 2006	/s/ T. Paul Bulmahn
T. Paul Bulmahn
Chairman and President